                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the Registrant  |X|

Filed by a Party other than the Registrant  |_|

Check the appropriate box:

|_|  Preliminary Proxy Statement
|_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
|X|  Definitive Proxy Statement
|_|  Definitive Additional Materials
|_|  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                             SOUTHWEST BANCORP, INC.
                (Name of Registrant as Specified in its Charter)


    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

               Payment of Filing Fee (Check the appropriate box):

|X|      No fee required.

|_| Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

         1. Title of each class of securities to which transaction applies:

            -------------------------------------------------------------------

         2. Aggregate number of securities to which transaction applies:

            -------------------------------------------------------------------

         3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

            -------------------------------------------------------------------

         4. Proposed maximum aggregate value of transaction:

            -------------------------------------------------------------------

         5. Total Fee Paid:

            -------------------------------------------------------------------


|_|      Fee paid previously with preliminary materials:

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1. Amount Previously Paid:

         2. Form, Schedule or Registration Statement No.:

         3. Filing Party:

         4. Date Filed:

                                   Oklahoma's
                                   Southwest
                                 Bancorp, Inc.




                                 March 24, 2005




Dear Fellow Shareholder:

         We invite you to attend our 2005 Annual Meeting of Shareholders to be held in the Auditorium, Room 215, of the Stillwater Public Library, 1107 South Duck Street, Stillwater, Oklahoma on Thursday, April 28, 2005 at 11:00 a.m., Central Time.

         At our Annual Meeting, we will discuss highlights of the past year and the first quarter of 2005. The 2004 results are presented in detail in the enclosed Annual Report.

         The Annual Meeting has been called for the election of directors, to ratify the selection of Ernst & Young LLP as the independent registered public accounting firm for 2005, and to consider any other matters as may properly come before the Annual Meeting or any adjournments. Directors and officers of Southwest, as well as representatives of Ernst & Young LLP will be present to respond to any questions the shareholders may have.

         YOUR VOTE IS IMPORTANT TO SOUTHWEST. Please complete the proxy card and return it in the enclosed, postage-paid envelope.

         Thank you for investing in Southwest.

                                                          Sincerely,

                                                          /s/ Rick Green

                             SOUTHWEST BANCORP, INC.
                              608 SOUTH MAIN STREET
                           STILLWATER, OKLAHOMA 74074
                                 (405) 372-2230

                            NOTICE OF ANNUAL MEETING
                                 APRIL 28, 2005

         The Annual Meeting of Shareholders of Southwest Bancorp, Inc. ("Southwest"), will be held in the Auditorium, Room 215, of the Stillwater Public Library, 1107 South Duck Street, Stillwater, Oklahoma at 11:00 a.m., Central Time, on Thursday, April 28, 2005.

         The Annual Meeting is for the purpose of considering and acting upon:
         1. The election of four directors of Southwest;
         2. The proposal to ratify the selection of Ernst & Young, LLP, as Southwest's independent registered public accounting firm for the year 2005; and
         3. The transaction of such other matters as may properly come before the Annual Meeting or any adjournments thereof.

         YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF THE PERSONS NOMINATED FOR ELECTION AND "FOR" RATIFYING THE SELECTION OF ERNST & YOUNG, LLP AS SOUTHWEST'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR 2005. The Board is not aware of any other business to come before the Annual Meeting.

         Only shareholders of record at the close of business on March 4, 2005, will be entitled to vote at the Annual Meeting and any adjournments or postponements. A Proxy Card and a Proxy Statement for the Annual Meeting are enclosed. Whether or not you attend the meeting in person, it is important that your Southwest shares be represented and voted. Please vote by completing, signing and dating your proxy card, and returning it as soon as possible in the enclosed, postage-paid envelope. This proxy is revocable. You may change your proxy later or vote in person at the meeting, if you wish.

         A complete list of shareholders entitled to vote at the Annual Meeting will be open for examination by any shareholder for any purpose germane to the Annual Meeting during ordinary business hours at Southwest's main office during the ten days prior to the Annual Meeting.

         The proxy statement, voting instruction card, and Southwest's 2004 Annual Report are being distributed on or about March 24, 2005.

                                             BY ORDER OF THE BOARD OF DIRECTORS

                                             /s/ Kerby E. Crowell

Stillwater, Oklahoma                         KERBY E. CROWELL
March 24, 2005                               SECRETARY

                           P R O X Y   S T A T E M E N T

                      Q U E S T I O N S  AND  A N S W E R S


Q:       WHAT AM I VOTING ON?
         You are voting on the re-election of the following four directors, J. Berry Harrison, Erd M. Johnson, Betty B. Kerns, and Russell W. Teubner, each for a three-year term (See page 2.), and a proposal to ratify the selection of Ernst & Young, LLP, as Southwest's independent registered public accounting firm for the year 2005 (See page 18).

--------------------------------------------------------------------------------

Q:       WHO IS ENTITLED TO VOTE AT THE ANNUAL MEETING?
A: Shareholders of Southwest's common stock as of the close of business on March 4, 2005 (the Record Date) are entitled to vote at the meeting.

--------------------------------------------------------------------------------

Q:       HOW DO I VOTE?
A: You may vote by completing, signing, and dating the proxy card, and returning it in the enclosed, postage-paid envelope. If you return your signed proxy card but do not indicate your voting preference, your card will be voted in favor of the re-election of all four directors and the proposal to ratify the selection of the independent registered public accounting firm. You have the right to revoke your proxy any time before the Annual Meeting, and shareholders who attend the meeting may withdraw their proxies and vote in person if they wish.

--------------------------------------------------------------------------------

Q:       IS MY VOTE CONFIDENTIAL?
A: Yes, only the inspectors of election and a limited number of employees and transfer agent personnel associated with processing the votes will know how you cast your vote.

--------------------------------------------------------------------------------

Q:       WHO WILL COUNT THE VOTES?
A: Computershare Investor Services, LLC, Southwest's transfer agent, will tabulate the votes.

--------------------------------------------------------------------------------

Q:       WHAT SHOULD I DO IF I RECEIVE MORE THAN ONE PROXY CARD?
A: If you receive more than one proxy card, it indicates that you own shares in more than one account or that your shares are registered in various names. You should vote all proxy cards you receive by completing, signing, dating, and returning each proxy card in the enclosed, postage-paid envelope.

--------------------------------------------------------------------------------

Q:       WHAT CONSTITUTES A QUORUM AT THE ANNUAL MEETING?
A: On the Record Date, there were 12,189,527 shares of Southwest common stock issued and outstanding. Each share is entitled to one vote on all matters voted on at the Annual Meeting. A majority of the outstanding shares, present or represented by proxy, will be a quorum for the Annual Meeting. If you submit a properly executed proxy card, you will be considered part of the quorum. Abstentions and shares held for you by your broker or nominee (broker shares) that are voted on any matter are included in the quorum. Broker shares that are not voted on any matter are not included in the quorum and will not be included in determining the number of votes cast in the election of directors or the ratification of the independent registered public accounting firm.

--------------------------------------------------------------------------------

Q:       WHO MAY ATTEND THE ANNUAL MEETING?
A: All shareholders as of the Record Date may attend, although seating is limited.

--------------------------------------------------------------------------------

Q: WHAT PERCENTAGE OF SOUTHWEST STOCK DID DIRECTORS AND EXECUTIVE OFFICERS OF SOUTHWEST OWN ON THE RECORD DATE?
A: Together, they owned approximately 11.4% of Southwest issued and outstanding common stock.

--------------------------------------------------------------------------------

Q:       WHO PAYS FOR THIS PROXY SOLICITATION AND HOW WILL SOLICITATION OCCUR?
A: Southwest's Board of Directors is soliciting this proxy, and Southwest will pay the cost of the solicitation. In addition to the use of the mail, employees of Southwest may solicit proxies personally or by telephone, fax, or electronic mail, without additional compensation. Banks, brokerage houses, and other nominees and fiduciaries are requested to forward the proxy material to beneficial owners of Southwest stock and to obtain authorization to execute proxies on behalf of the beneficial owners. Upon request, Southwest will reimburse these parties for their reasonable expenses in forwarding proxy material to beneficial owners.

--------------------------------------------------------------------------------

                       PROPOSAL I -- ELECTION OF DIRECTORS

         Your Board of Directors is currently composed of eleven members. Directors of Southwest are divided into three classes and are elected for terms of three years and until their successors are elected and qualified. At the Annual Meeting, four directors will be elected for terms expiring at the 2008 Annual Meeting.

         The Board of Directors has nominated for re-election J. Berry Harrison, Erd M. Johnson, Betty B. Kerns, and Russell W. Teubner, all of whom are currently directors, each to serve for a term of three years and until his or her successor is elected and qualified. Each nominee must be elected by a plurality of shares voted in this election. The individuals named as proxies on your proxy card will vote for the election of each nominee unless you withhold authorization.

         Each shareholder voting in the election of directors is entitled to cumulate his or her votes by multiplying the number of shares of common stock owned of record by the shareholder on the Record Date by the number of directors to be elected. Each shareholder is then entitled to cast his or her total cumulated votes for one nominee or distribute his or her votes among any number of the nominees being voted on at the Annual Meeting. Shareholders may not cumulate their votes on the form of proxy solicited by the Board of Directors. In order to cumulate votes, shareholders must attend the meeting and vote in person or make arrangements with their own proxies. UNLESS OTHERWISE SPECIFIED IN THE PROXY, HOWEVER, THE RIGHT IS RESERVED, IN THE SOLE DISCRETION OF THE BOARD OF DIRECTORS, TO VOTE CUMULATIVELY, AND TO DISTRIBUTE VOTES AMONG SOME OR ALL OF THE NOMINEES OF THE BOARD OF DIRECTORS IN A MANNER OTHER THAN EQUALLY SO AS TO ELECT AS DIRECTORS THE MAXIMUM POSSIBLE NUMBER OF SUCH NOMINEES.

         Each nominee has agreed to serve a three-year term, if elected. If any nominee is unable to stand for re-election at this Annual Meeting, the Board may reduce its size or nominate an alternate candidate, and the proxies will be voted for the alternate candidate.

         YOUR BOARD RECOMMENDS A VOTE FOR THESE DIRECTORS.

                                DIRECTOR NOMINEES

J. BERRY HARRISON                                            DIRECTOR SINCE 1991

         Mr. Harrison, age 66, is an Oklahoma State Senator, and has been a rancher and farmer in Fairfax, Oklahoma since 1962. Mr. Harrison serves as Conservation District Director of Osage County, President of the Oklahoma Association of Conservation Districts, and is a member of many other civic groups in his Senate District. James E. Berry II, Betty B. Kerns, and Robert B. Rodgers are his cousins.

ERD M. JOHNSON                                               DIRECTOR SINCE 1988

         Mr. Johnson, age 75, is Operating Partner of Johnson Oil Partnership, Midland, Texas. Mr. Johnson is a retired Petroleum Engineer and was Operating Partner of Johnson Ranch, Fairfax, Oklahoma before its liquidation in 1997. Mr. Johnson served from 1984-87 as a director of Beefmaster Breeders Universal, and from 1987-89 as its Treasurer. Mr. Johnson is a former Trustee and Treasurer of Trinity School of Midland, Texas and a former director and president of The Racquet Club, Midland, Texas.

BETTY B. KERNS                                               DIRECTOR SINCE 2000

         Ms. Kerns, age 60, is the retired owner of Betty Kerns & Associates, governmental affairs consultants, and is currently a board member of the Stillwater Medical Center Authority and the Saville Center. Her firm has represented many governmental, corporate, charitable, trade association, and other clients. Ms. Kerns previously was involved in politics and the Oklahoma state government as a campaign organizer and Senate staff member. She has served on the Board of Directors of the Payne County Sheltered Workshop, Payne County CASA Association, the Professional Responsibility Commission of the Oklahoma Bar Association (Vice Chairman), Comp Source Oklahoma (Chairman), and an officer of state and local political party organizations. James E. Berry II, J. Berry Harrison, and Robert B. Rodgers are her cousins.

RUSSELL W. TEUBNER                                           DIRECTOR SINCE 2000

         Mr. Teubner, age 48, is a board member of Esker S.A., a global enterprise connectivity software vendor. His association with Esker began in June 1998, when he announced the merger of Teubner & Associates, Inc. with Esker. Mr. Teubner was founder and CEO of Teubner & Associates. The Stillwater Chamber of Commerce honored him as Citizen of the Year in 1992, Small Business Person of the Year in 1991-92, and Small Business Exporter of the Year in 1992-93. In 1993, he received the Outstanding Young Oklahoman award given annually by the Oklahoma Jaycees. In 1997, Oklahoma State University named Mr. Teubner as a recipient of their Distinguished Alumni award. During 1996 and 1997 he served on the Citizen's Commission on the Future of Oklahoma Higher Education. Currently, he serves on the board of the OSU Education and Research Foundation and the Global Commerce Network, a non-profit organization devoted to helping business leaders extend their influence into the social sector. Mr. Teubner is also a past director of the Oklahoma City branch of the Federal Reserve Bank of Kansas City.

                              TERM EXPIRING IN 2006

JAMES E. BERRY II                                            DIRECTOR SINCE 1998

         Mr. Berry, age 59, has been the owner of Shading Concepts, which manufactures and sells solarium draperies, since 1988. From 1973 to 1988, Mr. Berry was a stockbroker in Oklahoma City with a major Wall Street firm. J. Berry Harrison, Betty B. Kerns, and Robert B. Rodgers are his cousins.

JOE BERRY CANNON                                             DIRECTOR SINCE 1981

         Mr. Cannon, age 68, is an Assistant Professor of Management at Oral Roberts University School of Business in Tulsa, Oklahoma. Mr. Cannon served as Chairman, President, Chief Executive Officer and Senior Trust Officer of First National Bank and Trust Co. in Blackwell, Oklahoma from 1968-1991. He has been a member of the Kiwanis Club, a member of the First United Methodist Church Board of Directors, and is a member of the American and Oklahoma Bar Associations.

ROBERT B. RODGERS                                            DIRECTOR SINCE 1996

         Mr. Rodgers, age 51, has been a director of Southwest since February 1996, and Chairman of the Board since December 31, 1999. He previously served as Vice Chairman of the Board, beginning in May 1999. Mr. Rodgers is president of Bob Rodgers Motor Company in Pauls Valley, Oklahoma, and is owner of Rapid Enterprises. He is a former director and was the President and Chairman of the Board of Directors of CDI II, a credit life insurance company headquartered in Oklahoma City, Oklahoma. Mr. Rodgers also previously served on the Board of Directors and was the Regional Vice President of the Oklahoma Auto Dealers Association. Mr. Rodgers is past chairman of the Planning and Zoning Commission for the City of Pauls Valley, Oklahoma. James E. Berry II, J. Berry Harrison and Betty B. Kerns are his cousins.

                              TERM EXPIRING IN 2007

THOMAS D. BERRY                                              DIRECTOR SINCE 1981

         Mr. Berry, age 61, is involved in oil and gas exploration in North Central Oklahoma, and is an Auctioneer and Real Estate Broker in Stillwater, Oklahoma.

RICK GREEN                                                   DIRECTOR SINCE 1998

         Mr. Green, age 57, was appointed the Chief Executive Officer of Southwest effective January 1, 1999. Mr. Green previously served as Chief Operating Officer, President of the Central Oklahoma division, and Executive Vice President of Stillwater National Bank & Trust Company ("Stillwater National"), Southwest's national bank subsidiary. He is a member of the Oklahoma City and Edmond Chambers of Commerce and has served as Chair/Ambassador of the Stillwater Chamber of Commerce, on the Oklahoma State University Alumni Association Homecoming and Honor Students Committees, as Chairman of Payne County Youth Services, as Co-Chairman of the United Way of Stillwater Fund Drive and as a member of the Advisory Board of the Oklahoma State University Technical Institute. He is a member of the Commercial Real Estate Association of Oklahoma City, the Oklahoma and Oklahoma City Homebuilders Associations, and past member of the Stillwater Medical Center Committee on Physician Recruitment. Mr. Green is also a member of Leadership Stillwater and Leadership Oklahoma City. Mr. Green continues to be active as an alumnus of Oklahoma State University, serving on various committees and boards, including the Board of Governors of the Oklahoma State University Development Foundation, and is a member of the Oklahoma State University College of Business Alumni Hall of Fame.

DAVID P. LAMBERT                                             DIRECTOR SINCE 1981

         Mr. Lambert, age 65, has served as President and Chief Executive Officer of the Lambert Construction Company since 1974. He is Chairman of the Trustees of the Oklahoma Construction Advancement Foundation, a member and past chairman of the Stillwater Chamber of Commerce, a life director of the Associated General Contractors of America, and serves on the President's Advisory Council and is Co-Chairman of the Product Committee of Star Building Systems.

LINFORD R. PITTS                                             DIRECTOR SINCE 1981

         Mr. Pitts, age 67, is President of Stillwater Transfer & Storage, Inc. in Stillwater, Oklahoma, and invests in real estate and in oil and gas properties and other various small businesses. Mr. Pitts is a member of the Past President's Council of the Stillwater Chamber of Commerce.

                          BOARD MEETINGS AND COMMITTEES

         Southwest's Board conducts its business through meetings of the Board and of its committees. The Board meets monthly and may have additional special meetings. The Board met twelve times during 2004. Each director attended at least 92% of the total number of meetings of the Board and 83% of the total number of meetings of the committees on which he or she served.

                                 AUDIT COMMITTEE

         The Audit Committee of the Board oversees and reports to the Board of Directors regarding accounting and financial reporting processes, the audits of the financial statements, the qualifications and independence of registered public accounting firms engaged to provide independent audits and related services, and the performance of the internal audit function and independent registered public accounting firms; and performs the other duties of the committee specified by federal securities laws and regulations, the Federal Deposit Insurance Act and related regulations, the listing standards of the NASDAQ Stock Market, Inc (the "Listing Standards"), and its charter. In addition, the committee, as directed by the Board, investigates and reports to the Board with respect to specific matters involving financial reporting, financial accounting, conflicts of interest, internal controls, and compliance with laws and regulations relating to such matters. The committee, in its capacity as a committee of the Board, is directly responsible for the appointment, compensation, retention, evaluation, termination, and oversight of the work of any independent auditor employed by Southwest for the purpose of preparing or issuing an audit report or related work. The independent registered public accounting firm reports directly to the committee. The committee is responsible for the resolution of any disagreements between management of Southwest and the independent registered public accounting firm regarding financial reporting. All members of the committee are "independent" as defined in applicable law, regulations of the Securities and Exchange Commission ("SEC"), the Federal Deposit Insurance Act and related regulations (the "FDIA"), and the Listing Standards. Members of the committee also meet all other applicable requirements of the SEC, FDIA, and the Listing Standards for financial, accounting or related expertise. The Committee has adopted a written charter, which has been approved by the Board of Directors. A copy of this charter is available on the governance area of Southwest's website at www.oksb.com. The committee met twelve times in 2004. Current members are Joe Berry Cannon, Betty B. Kerns, Russell W. Teubner, and Linford R. Pitts, Chairman. Robert B. Rodgers, Chairman of the Board of Directors, is an ex-officio member of the Audit Committee. The Board has determined that Mr. Cannon qualifies as an audit committee financial expert under the Listing Standards and applicable securities regulations. Under SEC regulations and Southwest policy, the identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liability greater than those to which he or she otherwise is subject as a member of the audit committee and board of directors.

                             COMPENSATION COMMITTEE

         The Compensation Committee of the Board reviews Southwest's compensation policies and employee benefit plans and programs and makes recommendations to the Board based on such reviews; reviews and recommends CEO compensation to the Board for its approval; determines management incentive awards and stock option grants to eligible officers; reviews and recommends employment agreements, including change-in-control agreements; recommends changes in director compensation to the Board; performs the other duties of the committee specified by federal securities laws and regulations, the FDIA, and the Listing Standards; and as directed by the Board, investigates and reports to the Board with respect to specific matters involving compensation and benefit matters. Members of the committees are independent directors within the meaning of the Listing Standards. The Committee is advised by an outside compensation consulting firm and by legal counsel. The committee met seven times in 2004. Current members are James E. Berry II, Erd M. Johnson, Betty B. Kerns, David P. Lambert, Linford R. Pitts, and Russell W. Teubner, Chairman. Robert B. Rodgers, Chairman of the Board of Directors, is an ex-officio member of the Compensation Committee. In 2004, no Southwest executive officer served as a member of the compensation committee of another entity that had an executive officer who served as a Southwest director, and no Southwest executive officer served as a director of another entity that had an executive officer serving on Southwest's Compensation Committee.

                    NOMINATING AND DIRECTOR SEARCH COMMITTEES

         Southwest has a Nominating Committee and a Director Search Committee with responsibility for recommending persons to be nominated as directors. The Chairman of the Board is the chairman of each committee. Members of the committees are independent directors within the meaning of the Listing Standards. The Nominating Committee has responsibility for recommending to the Board of Directors whether or not to nominate each director whose term expires at the next annual meeting of shareholders. Members of the Nominating Committee are the independent directors who were elected at the previous annual meeting and the Chairman of the Board. The Nominating Committee met one time in 2004. Current members are Thomas D. Berry, David P. Lambert, Linford R. Pitts, and Robert B. Rodgers, Chairman. In its determination of whether or not to recommend a director for nomination, the Nominating Committee considers whether or not such director meets the minimum criteria for board membership based upon the director's honesty, integrity, reputation in his or her community, existence of any actual or potential conflicts of interest, and past service as director, and may consider additional factors it deems appropriate. The Director Search Committee has responsibility for identifying and recommending to the Board of directors persons to be nominated as new directors of Southwest. The Committee also is responsible for interviewing and investigating potential new directors. The Director Search Committee did not meet in 2004. Current members of the Committee are J. Berry Harrison, David P. Lambert, Russell W. Teubner, and Robert B. Rodgers, Chairman. In its determination of whether or not to recommend a director for nomination, the Director Search Committee will consider whether or not such director meets the minimum criteria for board membership described above, and may consider additional factors it deems appropriate.

         The Director Search Committee also is responsible for considering persons recommended for nomination as directors by shareholders, other directors, and officers. Under the charter of the Director's Search Committee, no shareholder nomination or recommendation need be considered unless the Committee determines, in its good faith discretion, that (i) the manner and substance of the recommendation or nomination and the related information and materials provided in connection with the recommendation or nomination complies with the procedural and substantive requirements of Southwest's Certificate of Incorporation, relevant Bylaws, and state and federal law, and (ii) if elected, the person recommended or nominated may lawfully serve on the board. Shareholders may submit recommendations for director candidates for consideration by the Director Search Committee to the Secretary by first class mail. Please also see "Shareholder Proposals and Communications" on page 19 of this Proxy Statement.

         The Nominating Committee and the Director Search Committee have written charters that have been approved by the Board of Directors. Copies of these charters are available on the governance area of Southwest's website at www.oksb.com.

                              INDEPENDENT DIRECTORS

         The Board of Directors has determined that all Directors other than Mr. Green are independent under the Listing Standards.


                              DIRECTOR COMPENSATION

         During 2004, the Chairman of the Board of Directors of Southwest received an annual retainer of $16,000, the Chairmen of the Loan, Audit, and Compensation Committees each received an annual retainer of $11,000, and other non-officer Directors of Southwest each received an annual retainer of $8,000. In addition, non-officer Directors received fees of $750 per board meeting attended and a committee meeting fee of $300 per meeting if the meeting was held the same day as the board meeting, or $600 if the committee meeting was held on another day. The Financial expert on the Audit Committee receives $1,000 per meeting in addition to the regular committee meeting fee. Directors who also serve as Southwest officers did not receive these fees. Southwest directors are also eligible to receive non-incentive stock options and other stock based awards under Southwest's 1999 Stock Option Plan. Options for 42,000 shares were granted in 2004 to directors who were not employees of Southwest or any of its subsidiaries at an exercise price of $16.80. These options have a maximum term of 5 years and an exercise price that may not be less than 100% of the fair market value of the common stock on the date of grant. Director options are included in the computation of share dilution.

             COMMON STOCK OWNED BY DIRECTORS AND EXECUTIVE OFFICERS

         The shares of Southwest's common stock and trust preferred securities that were beneficially owned on the Record Date by each person who was a director or officer on that date or is a named executive officer are shown below.

                                               COMMON STOCK                         TRUST PREFERRED SECURITIES
                                       ------------------------------           ---------------------------------
                                        AMOUNT AND                              AMOUNT AND
                                        NATURE OF        PERCENTAGE              NATURE OF          PERCENTAGE
                                        BENEFICIAL        OF SHARES              BENEFICIAL        OF SECURITIES
NAME                                   OWNERSHIP (1)   OUTSTANDING (2)          OWNERSHIP (1)     OUTSTANDING (2)
----                                   -------------   ---------------          -------------     ---------------
James E. Berry II                        251,996 (3)         2.07%
Thomas D. Berry                           62,057 (4)         *                         500                *
Joe Berry Cannon                          89,598 (5)         *
Rick Green                               159,702 (6)         1.29
J. Berry Harrison                        116,902 (7)         *
Erd M. Johnson                           200,733 (8)         1.65
Betty B. Kerns                            29,935 (9)         *
David P. Lambert                          38,233 (10)        *
Linford R. Pitts                          36,350 (11)        *
Robert B. Rodgers                         71,922 (12)        *
Russell W. Tuebner                        52,534 (13)        *
Kerby E. Crowell                         103,514 (14)        *
Jerry Lanier                              50,127 (15)        *
Kimberly G. Sinclair                      55,098 (16)        *
Joseph P. Root                            17,424 (17)        *                       1,700                *
All Directors and Executive
  Officers as a Group
  (21 persons)                         1,453,200 (18)       11.39%                   2,600                *

-----------------
 *       Less than one percent of shares outstanding.
(1) Beneficial ownership is defined by rules of the Securities and Exchange Commission, and includes shares that the person has or shares voting or investment power over and shares that the person has a right to acquire within 60 days from March 4, 2005. Unless otherwise indicated, ownership is direct and the named individual exercises sole voting and investment power over the shares listed as beneficially owned by such person. A decision to disclaim beneficial ownership is made by the individual, not Southwest.
(2) In calculating the percentage ownership of each named individual and the group, the number of shares outstanding includes any shares that the person or the group has the right to acquire within 60 days of March 4, 2005.
(3) Excludes 28,423 shares held by his spouse and children and includes 10,826 shares that Mr. Berry has the right to acquire within 60 days of March 4, 2005, pursuant to the exercise of stock options.
(4) Excludes 4,639 shares held by the Tom D. Berry Profit Sharing Plan. Includes 10,826 shares that Mr. Berry has the right to acquire within 60 days of March 4, 2005, pursuant to the exercise of stock options.
(5) Excludes 54,810 shares beneficially owned by his spouse, as trustee. Includes 10,826 shares that Mr. Cannon has the right to acquire within 60 days of March 4, 2005, pursuant to the exercise of stock options.
(6) Excludes 7,220 shares held by his spouse and children. Includes 159,702 shares that Mr. Green has the right to acquire within 60 days of March 4, 2005, pursuant to the exercise of stock options.
(7) Includes 10,826 shares that Mr. Harrison has the right to acquire within 60 days of March 4, 2005, pursuant to the exercise of stock options.
(8) Excludes 35 shares held by his spouse. Includes 9,155 shares held by Johnson Oil Partnership of which Mr. Johnson is a general partner. Includes 7,175 shares that Mr. Johnson has the right to acquire within 60 days of March 4, 2005, pursuant to the exercise of stock options.
(9) Excludes 562,702 shares beneficially owned by the Joyce P. Berry Revocable Trust, of which Ms. Kerns is a fiduciary. Includes 10,826 shares that Ms. Kerns has the right to acquire within 60 days of March 4, 2005, pursuant to the exercise of stock options.

                                   (continued)

(10) Excludes 21,000 shares held by his spouse and 3,000 shares held by a trust of which he is co-trustee. Includes 10,826 shares that Mr. Lambert has the right to acquire within 60 days of March 4, 2005, pursuant to the exercise of stock options.
(11) Includes 10,826 shares that Mr. Pitts has the right to acquire within 60 days of March 4, 2005, pursuant to the exercise of stock options.
(12) Excludes any shares owned by his father, James W. Rodgers, Jr., and his mother, Sarah Jane Berry Rodgers. Excludes 2,276 shares held by his children. Includes 10,826 shares that Mr. Rodgers has the right to acquire with 60 days of March 4, 2005, pursuant to the exercise of stock options.
(13) Includes 10,826 shares that Mr. Teubner has the right to acquire within 60 days of March 4, 2005, pursuant to the exercise of stock options.
(14) Includes 82,340 shares that Mr. Crowell has the right to acquire within 60 days of March 4, 2005, pursuant to the exercise of stock options.
(15) Includes 49,787 shares that Mr. Lanier has the right to acquire within 60 days of March 4, 2005, pursuant to the exercise of stock options.
(17) Includes 43,184 shares that Ms. Sinclair has the right to acquire within 60 days of March 4, 2005, pursuant to the exercise of stock options.
(17) Includes 15,691 shares that Mr. Root has the right to acquire within 60 days of March 4, 2005, pursuant to the exercise of stock options.
(18) Includes shares held by certain directors and executive officers as custodians under Uniform Transfers to Minors Acts, by their spouses and children, and for the benefit of certain directors and executive officers as custodians under individual retirement accounts ("IRAs") and living trusts. Includes 570,371 shares that executive officers and directors have the right to acquire within 60 days of March 4, 2005, pursuant to the exercise of stock options. Does not include shares beneficially owned by Directors of Stillwater National Bank and Trust Company or SNB Bank of Wichita who are not also directors of Southwest.



               OWNERS OF MORE THAN 5% OF SOUTHWEST'S COMMON STOCK

         Beneficial owners of more than 5% of the common stock are required to file certain ownership reports under the federal securities laws. The following table shows the common stock beneficially owned by persons who have filed these reports reporting beneficial ownership that exceeds 5% of Southwest's outstanding common stock at March 4, 2005.

                                                  AMOUNT AND NATURE                           PERCENTAGE
                                                    OF BENEFICIAL                              OF SHARES
NAME                                                OWNERSHIP (1)                           OUTSTANDING (2)
----                                                -------------                           ---------------
FMR Corp                                            1,191,975  (3)                                 9.78%
Delphi Management, Inc.                               614,739  (4)                                 5.04

--------------------
(1) Beneficial ownership is defined by rules of the Securities and Exchange Commission, and includes shares that the person has or shares voting or investment power over. A decision to disclaim beneficial ownership or to include shares held by others is made by the shareholder, not by Southwest.
(2) Calculated by Southwest based upon shares reported as beneficially owned by the listed persons and shares of Southwest common stock outstanding at March 4, 2005.
(3)      The address of FMR Corp is 82 Devonshire Street, Boston, Massachusetts
         02109.
(4) The address of Delphi Management, Inc. is 50 Rowes Wharf, Suite 540, Boston, Massachusetts 02110.

                    EXECUTIVE COMPENSATION AND OTHER BENEFITS

         The following table summarizes compensation earned by or awarded to Southwest's Chief Executive Officer and Southwest's four most highly compensated other executive officers for 2004 (the "Named Executive Officers").

                           SUMMARY COMPENSATION TABLE

                                                                   LONG-TERM COMPENSATION
                                                                   ----------------------
                                                                AWARDS              PAYOUTS
                                                                ------              -------
                                 ANNUAL COMPENSATION (1)      SECURITIES
NAME AND                       --------------------------    UNDERLYING           LTIP            ALL OTHER
PRINCIPAL POSITION             YEAR    SALARY     BONUS    OPTIONS/SARS (2)       PAYOUTS      COMPENSATION (3)
------------------             ----    ------     -----    ----------------       -------      ----------------

Rick Green                     2004   $379,033  $282,000        21,822                              $77,872
  President and                2003    368,015    90,180        28,580                               51,813
  Chief Executive Officer      2002    325,000    76,050        38,876                 --            40,768

Kerby E. Crowell               2004    200,100   105,525         6,425                               36,663
  Executive Vice President,    2003    175,000    25,069         8,670                               23,891
  Chief Financial Officer,     2002    160,000    26,560        12,994                 --            19,601
  and Secretary

Jerry L. Lanier                2004    202,500    81,920         6,755                               32,612
  Executive Vice President     2003    184,000    21,436         8,670                               23,208
  and Chief Lending Officer    2002    160,000    21,520        11,692                 --            18,433

Kimberly G. Sinclair           2004    178,500    80,168         5,727                               28,942
  Executive Vice President     2003    156,000    21,294         7,856                               20,952
  and Chief Administrative     2002    145,000    24,215        12,552                               18,025
  Officer

Joseph P. Root                 2004    177,000    44,365         6,094                               29,826
  President, Central           2003    166,000    24,070         8,398                               20,498
  Oklahoma Division            2002    155,000    12,013        12,940                 --            17,751

(1) The value of other annual compensation did not exceed the lesser of $50,000 or 10% of salary and bonus for any Named Executive Officer.
(2) In each case, represents stock options granted under Southwest's Stock Option Plan. Shares adjusted for 2:1 stock split effected August 29, 2003.
(3) Other compensation consists of profit sharing credits and contributions and insurance premiums paid by Southwest. Amounts for 2004 included Profit Sharing Plan and Supplemental Profit Sharing Plan credits and contributions of $73,695 for Mr. Green, $32,515 for Mr. Crowell, and $31,580 for Mr. Lanier; Profit Sharing Plan contributions of $28,700 for Mr. Root and $28,159 for Ms. Sinclair; and insurance premiums paid of $4,177 for Mr. Green, $1,032 for Mr. Lanier, $4,148 for Mr. Crowell, $783 for Ms. Sinclair, and $1,126 for Mr. Root. Southwest accrues expense to the Supplemental Profit Sharing Plan in amounts sufficient to ensure that Mr. Green, Mr. Crowell, and Mr. Lanier obtain the same profit sharing contributions as a percentage of compensation as other officers and employees of Southwest without regard to limitations of the qualified profit sharing plan. The Supplemental Profit Sharing Plan is unfunded.


         STOCK OPTION PLANS. Southwest maintains stock option plans to attract, retain, and motivate key officers of Southwest and its subsidiaries by providing them with a stake in the success of Southwest as measured by the value of its shares.

         The 1999 Stock Option Plan (the "1999 Option Plan"), which was approved by the shareholders at the 1999 Annual Meeting of Shareholders, as amended at the 2004 Annual Meeting, authorizes the issuance of up to 1,760,000 shares of Common Stock, subject to certain adjustments for changes in Southwest's capital structure. The 1999 Option Plan has a term of 10 years from its effective date January 1, 1999 after which date no stock options may be granted. As of December 31, 2004, options for 820,212 shares were outstanding under the 1999 Option Plan. The 1999 Option Plan replaced a plan adopted in 1994 (the "1994 Option Plan"), which was terminated except with respect to options that were outstanding on the plan's termination date. As of December 31, 2004, options for 169,500 shares were outstanding under the 1994 Option Plan. The 1999 Option Plan and the 1994 Option Plan are referred to below as the "Option Plans."

         The Option Plans provide for the grant of "incentive options" as defined in Section 422 of the Code. The 1999 Option Plan also provides for the grant of "non-incentive options", restricted stock, and stock appreciation rights to directors, officers and non-officer employees on terms and conditions established by the Stock Option Committee, which administers the Option Plans. The Compensation Committee acts as the Stock Option Committee. As of December 31, 2004, only stock option awards have been made under the Option Plans.

         Under the Option Plans, the maximum option term is 10 years from the date of grant. Options are granted with various vesting schedules and terms. The exercise price of a stock option may not be less than 100% of the fair market value of the Common Stock on the date of grant. The exercise price of stock options must be paid in full in cash or shares of Common Stock, or a combination of both. The Stock Option Committee has the discretion when making a grant of stock options under the 1999 Plan to impose restrictions on the shares to be purchased upon exercise of such options.

         The following table presents disclosure regarding equity compensation plans in existence at December 31, 2004, consisting only of the 1994 stock option plan (expired but having outstanding options that may still be exercised) and the 1999 stock option plan, both of which were approved by the shareholders.

                      EQUITY COMPENSATION PLAN INFORMATION

------------------------------- ---------------------------- ---------------------------- ----------------------------
        Plan category           Number of securities to be    Weighted average exercise      Number of securities
                                  issued upon exercise of       price of outstanding        remaining available for
                                   outstanding options,         options, warrants and        future issuance under
                                    warrants and rights                rights              equity compensation plans
                                            (a)                          (b)                 excluding securities
                                                                                            reflected in column (a)
                                                                                                      (c)
------------------------------- ---------------------------- ---------------------------- ----------------------------
  Equity compensation plans
 approved by security holders             989,712                       $9.56                       623,403
------------------------------- ---------------------------- ---------------------------- ----------------------------
Equity compensation plans not
 approved by security holders                0                            0                            0
------------------------------- ---------------------------- ---------------------------- ----------------------------
            Total                         989,712                       $9.56                       623,403
------------------------------- ---------------------------- ---------------------------- ----------------------------

                              OPTION GRANTS IN 2004

                                                                                     VALUES AT ASSUMED
                      NUMBER OF    % OF TOTAL                                         ANNUAL RATES OF
                     SECURITIES      OPTIONS                                      STOCK PRICE APPRECIATION
                     UNDERLYING    GRANTED TO                                        FOR OPTION TERM (3)
                       OPTIONS      EMPLOYEES        EXERCISE     EXPIRATION      ------------------------
NAME                 GRANTED (1)     IN YEAR         PRICE (2)         DATE           5%              10%
----                 -----------  -------------      ---------    -------------   --------        --------
Rick Green             21,822         15.36%           $16.80     03-05-2009      $101,009        $223,468
Kerby E. Crowell        6,425          4.53%           $16.80     03-05-2009       $29,740         $65,795
Jerry L. Lanier         6,755          4.76%           $16.80     03-05-2009       $31,268         $69,175
Kimberly G. Sinclair    5,727          4.04%           $16.80     03-05-2009       $26,509         $58,647
Joseph P. Root          6,094          4.29%           $16.80     03-05-2009       $28,208         $62,405

(1) Options granted vested one-third upon the date of grant and an additional one-third upon each of the next two anniversaries of the date of grant.
(2) In each case, the exercise price was equal to the market price of the Common Stock on the date of Grant.
(3) The rates of appreciation are used for illustration only. No assurance can be given that actual experience will correspond to the assumed rates.

                             YEAR-END OPTION VALUES

         The number and potential realizable value at the end of the year of options held by each of the Named Executive Officers are shown below.

                                                          NUMBER OF SECURITIES          VALUE OF UNEXERCISED
                                                         UNDERLYING UNEXERCISED         IN-THE-MONEY OPTIONS
                                                          OPTIONS AT YEAR-END              AT YEAR-END (1)
                   SHARES ACQUIRED     VALUE        --------------------------------------------------------------
NAME                 ON EXERCISE     REALIZED       EXERCISABLE   UNEXERCISABLE       EXERCISABLE   UNEXERCISABLE
----                 -----------     --------       -----------   -------------       -----------   -------------
Rick Green                  -                         133,604         75,074         $2,053,720    $1,146,025
Kerby E. Crowell        3,000           $38,850        73,416         29,673          1,169,589       456,073
Jerry L. Lanier             -                          40,724         28,393            640,492       427,687
Kimberly G. Sinclair        -                          51,199         25,936            839,858       413,562
Joseph P. Root         34,442          $304,975         4,432         29,362             58,656       445,389

------------------
(1) Calculated based on the product of: (a) the number of shares subject to options and (b) the difference between the fair market value of the underlying common stock at December 31, 2004, based on the average of the high and low sale prices of the common stock on December 31, 2004, as reported on the Nasdaq National Market of $24.41 per share, and the exercise price of the options of $4.25 to $11.72 per share.

         No stock appreciation rights ("SARs") were exercised by the Named Executive Officers during 2004. No SARs were held by any Named Executive Officer at year-end. No options or SARs held by any Named Executive Officer repriced during Southwest's last ten full years.

                            OTHER COMPENSATION PLANS

         Southwest has established a deferred compensation plan for the benefit of Mr. Green and a Supplemental Profit Sharing Plan for the benefit of Mr. Green, Mr. Crowell, and Mr. Lanier. Both plans are unfunded. The deferred compensation plan allows Mr. Green to make annual elections to defer all or part of annual cash compensation for the following year. Amounts deferred increase or decrease in each calendar quarter as though they were invested in a nondeposit account with an annualized return equal to one percentage point less than the annualized average interest rate earned by Stillwater National on average interest earning assets for the previous calendar quarter, or in a fund invested in Southwest common stock, as elected by Mr. Green. Mr. Green elected not to defer compensation for 2004. Mr. Green's total earnings on the deferred balances were $19,033 in 2004. Southwest accrues expense to the Supplemental Profit Sharing Plan in amounts sufficient to ensure that the participants obtain the same profit sharing contribution as a percentage of compensation as do other officers and employees of Southwest without regard to limitations of Southwest's qualified Profit Sharing Plan. During 2004, the following amounts were accrued under the Supplemental Profit Sharing Plan: Mr. Green-$44,995; Mr. Crowell-$3,815; and Mr. Lanier-$2,880.

                             SEVERANCE ARRANGEMENTS

         Under Southwest's Severance Compensation Plan, executive officers are entitled to lump-sum severance compensation upon a qualifying termination of service equal to a percentage of their respective total annual base compensation in effect at the date of termination. For purposes of the Severance Compensation Plan, a qualifying termination of service is defined as either an involuntary termination of service or a voluntary termination of service for good reason, in either case within two years following a change-in-control occurring after the effective date of the Severance Compensation Plan. Good reason would include:
(i) a reduction in their base salary; (ii) their assignment without their consent to a location outside of the MSA in which the officer was assigned or if the officer was not assigned in an MSA a location more than 75 miles from the location to which officer was assigned; (iii) the failure to maintain them in a position of comparable authority or responsibility; or (iv) a material reduction in their level of incentive compensation or benefits. A change-in-control is deemed to occur whenever: (i) any entity or person becomes the beneficial owner of or obtains voting control over 50% or more of the outstanding shares of common stock of either Southwest or Stillwater National; (ii) the shareholders of either Southwest or Stillwater National approve (a) a merger or consolidation in which Southwest or Stillwater National is not the survivor or pursuant to which the outstanding shares of either would be converted into cash, securities or other property of another corporation other than a transaction in which shareholders maintain the same proportionate ownership interests, or (b) a sale or other disposition of all or substantially all of the assets of either Southwest or Stillwater National; or (iii) there shall have been a change in a majority of the Boards of Directors of either Southwest or Stillwater National within a twelve-month period unless each new director was approved by the vote of two-thirds of the directors still in office who were in office at the beginning of the twelve-month period. Mr. Green, Mr. Crowell, Mr. Lanier, Ms. Sinclair, and Mr. Root would have received lump-sum severance payments of $1,080,000, $400,200, $405,000, $178,500, and $177,000, respectively, upon a qualifying termination of service if such termination had occurred on December 31, 2004.


             COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

         As members of the Compensation Committee, it is our duty to review compensation policies applicable to senior officers and to review and recommend the Chief Executive Officer's compensation to the Boards of Directors of Southwest and Stillwater National.

         Southwest seeks to establish market-competitive compensation for its senior officers that rewards achievement of Southwest goals. Under the compensation policies of Southwest, compensation is paid based both on the senior officer's knowledge, skills, and performance and the performance of Southwest. The base compensation of the officers is reviewed annually based upon assessments of comparable base salaries and the officer's proficiency and performance. The Committee conducted a review of the Chief Executive Officer's base compensation in December 2003. As a result of this review, Mr. Green's salary was held constant at $360,000 per year for 2004, but a special $30,000 bonus was paid to Mr. Green in order to increase the level of total targeted compensation attributable to Southwest's annual financial performance.

         Regular annual bonuses are based upon Southwest's performance or a combination of Southwest's performance and the achievement of individual officer or business unit performance goals. In the accompanying tables, the bonuses shown for 2004 were paid in 2005 based upon 2004 performance. Excluding the special $30,000 bonus described above, the 2004 bonus awarded to the Chief Executive Officer was based entirely on the 2004 performance of Southwest in terms of the actual versus targeted (i) increase in annual earnings per share(60% weight), (ii) annual return on average shareholders' equity (30% weight), and (iii) annual return on average assets (10% weight). Southwest's 2004 performance in these measures exceeded the levels required for the maximum 2004 bonus of 70% of the Chief Executive Officer's base compensation, or $252,000. The threshold, targeted, and maximum levels for each of these performance levels and the threshold, targeted, and maximum percentage bonuses of base compensation are determined each year in connection with the annual financial plan. Southwest does not provide earnings forecasts or guidance, and its targeted performance levels are confidential because their disclosure could have adverse effects on Southwest.

         Option grants to the Chief Executive Officer and Named Executive Officers made in 2004 were based upon the cumulative performance of Southwest in the above three measures over the years 2001, 2002, and 2003. Options for 21,822 shares were made to the Chief Executive Officer in 2004. All options were granted with an exercise price equal to the market price of common stock at the date of grant.

         Additional performance bonuses and option and other stock based awards also may be made within the discretion of the Compensation Committee and the Board of Directors. All of the 2004 bonuses and stock option awards for Named Executive Officers were based upon Company or Company and business unit financial performance. The Compensation Committee also may consider other factors, and may change the basis of assessing Southwest's performance in the future, based upon Southwest's annual or longer-term goals. Southwest's policy is not a plan or contract that conveys rights to base compensation, bonuses, or grants of options, all of which are discretionary.

         All members of the Compensation Committee are independent directors as defined in the Listing Standards. No member of the Compensation Committee is a former or current officer or employee of Southwest or any of its subsidiaries.

March 7, 2005

                                                   Russell W. Teubner, Chairman
                                                   James E. Berry II
                                                   Erd M. Johnson
                                                   Betty B. Kerns
                                                   David P. Lambert
                                                   Linford R. Pitts
                                                   Robert B. Rodgers

                          STOCK PERFORMANCE COMPARISONS

         The following table compares the cumulative total return on a hypothetical investment of $100 in Southwest's common stock at the closing price on December 31, 1999, through December 31, 2004, with the hypothetical cumulative total return on the Nasdaq Stock Market Index (U.S. Companies) and the Nasdaq Bank Index for the comparable period.

                               [GRAPHIC OMITTED]

                                          ----------- ------------ ---------- ------------ ------------ ------------
                                          12/31/99    12/31/00     12/31/01   12/31/02     12/31/03     12/31/04
                                          ----------- ------------ ---------- ------------ ------------ ------------
Southwest                                    $100        $  85       $ 138     $  206         $290         $407
                                          ----------- ------------ ---------- ------------ ------------ ------------
NASDAQ Stock Market Index (U.S.).             100           61          48         33           50           54
                                          ----------- ------------ ---------- ------------ ------------ ------------
NASDAQ Bank Index                             100          114         124        127          163          186
                                          ----------- ------------ ---------- ------------ ------------ ------------

                          CERTAIN TRANSACTIONS

         Southwest's banking subsidiaries have and expect to have in the future, banking and other transactions with certain officers and directors of Southwest and its subsidiaries and with greater than 5% shareholders of Southwest and their immediate families and associates. These transactions are in the ordinary course of business, and loans have been and will be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons. In the opinion of Southwest's management, these loans did not involve more than normal risk of collectibility or present other unfavorable features.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Based solely on Southwest's review of the copies of initial statements of beneficial ownership on Form 3 and reports of changes in beneficial ownership on Form 4 that it has received in the past year, annual statements of changes in beneficial ownership on Form 5 with respect to the last fiscal year, and written representations that no such annual statement of change in beneficial ownership was required, all directors, executive officers, and beneficial owners of more than 10% of its common stock have timely filed those reports with respect to 2004, with the following exceptions: (i) Steve M. Peterson and Steven N. Hadley each inadvertently filed a Form 3 after its due date; and (ii) Kerby E. Crowell and Robert B. Rodgers each filed a Form 4 reporting one transaction after its due date. Southwest makes no representation regarding persons who have not identified themselves as being subject to the reporting requirements of Section 16(a) of the Securities Exchange Act of 1934, or as to the appropriateness of disclaimers of beneficial ownership.

                RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

         A representative of Ernst & Young LLP, Southwest's independent certified public accounting firm, is expected to be present at the Annual Meeting to respond to shareholders' questions and will have the opportunity to make a statement.

                                      FEES

         The following table presents fees for professional audit services rendered by Ernst & Young, LLP for the audit of the annual financial statements of Southwest Bancorp, Inc. and subsidiaries for the year ended December 31, 2004, and fees billed for other services rendered by Ernst & Young.

                                                    2004               2003
                                                ----------         -----------
Audit Fees (1)                                    $269,000            $205,500
Audit-Related Fees (2)(3)                           35,946              21,000
Tax Services (3)(4)                                 73,367              49,589
All Other Fees (3)(5)                                2,500               2,500
                                                ----------         -----------
Total                                             $380,813            $278,589
                                                ==========         ===========

(1) Audit fees consist of fees and expenses for professional services rendered for the audit of Southwest's consolidated financial statements and SNB Wichita's financial statements, for review of financial statements included in Southwest's quarterly reports on Form 10-Q, and for other services normally provided by the independent registered public accounting firm in connection with statutory and regulatory filings or engagements. Amounts shown are for the audits for, and the review of Forms 10-Q filed within, the indicated years, regardless of when the fees and expenses were billed or the services were rendered.
(2) Audit-related fees are fees for assurance and related services provided by Ernst & Young that are related to the performance of audits or reviews of financial statements but are not reported in the preceding Audit fees category. The fees shown above were for services related to Southwest's profit sharing plan and Federal Home Loan Bank collateral requirements.
(3) Includes fees and expenses for services rendered for the years shown regardless of when the fees and expenses were billed.
(4) Tax services fees consist of fees for compliance tax services including tax planning and advice and preparation of tax returns.
(5)  Other fees were for accounting research services.

                             PREAPPROVAL OF SERVICES

         The Audit Committee is required to preapprove all auditing services and permitted non-audit services provided by Southwest's independent registered public accounting firm, under Securities and Exchange Commission regulations that became effective in May 2004. There is an exception for preapproval of nonaudit services if the aggregate amount of all such non-audit services provided to Southwest constitutes not more than 5 percent of the total amount of revenues paid by it to its independent registered public accounting firm during the fiscal year in which the non-audit services are provided; such services were not recognized by Southwest at the time of the engagement to be non-audit services; and the non-audit services are promptly brought to the attention of the committee and approved prior to the completion of the audit by the committee or by one or more members of the committee to whom authority to grant such approval has been delegated by the committee. All audit services and permitted non-audit services to be performed by Southwest's independent auditor have been preapproved by the Audit Committee as required by Securities and Exchange Commission regulations and the Audit Committee's charter without exception.

                          REPORT OF THE AUDIT COMMITTEE

         The Southwest Audit Committee oversees and reports to the Board of Directors regarding accounting and financial reporting processes, the audits of the financial statements, the qualifications and independence of the independent registered public accounting firm engaged to provide independent audits and related services, and the performance of the internal audit function and independent registered public accounting firms; and also performs the other duties of the committee specified by federal securities laws and regulations, the Federal Deposit Insurance Act and related regulations, the Listing Standards and its charter. The Committee (1) has reviewed and discussed the audited financial statements included in Southwest's 2004 Annual Report on Form 10-K with management; (2) has discussed with the independent registered public accounting firm the matters required to be discussed by Statement of Auditing Standards 61; and (3) has received the written disclosures and the letter from the independent registered public accounting firm required by Independence Standards Board Standard No. 1, and has discussed independence with the independent registered public accounting firm. Based upon this review, discussion, disclosures, and materials described in (1) through (3), the Committee recommended to the Board of Directors that the audited financial statements be included in the 2004 Annual Report and Form 10-K. The Committee also has considered whether the amount and nature of non-audit services rendered by the independent accountant are consistent with its independence.

March 4, 2005                                        Linford R. Pitts, Chairman
                                                     Joe Berry Cannon
                                                     Betty B. Kerns
                                                     Robert B. Rodgers
                                                     Russell W. Teubner


                                   PROPOSAL II
   RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

         The Audit Committee has selected the firm of Ernst & Young, LLP as the independent registered public accounting firm for 2005. The Board is submitting this proposal to shareholders in order to ratify the Audit Committee's selection. If shareholders do not ratify the selection of Ernst & Young, LLP, the Audit Committee will reconsider the selection of the independent registered public accounting firm.

         The affirmative vote of a majority of the shares of common stock present in person or represented by proxy and entitled to vote at the annual meeting is required to ratify the selection of Ernst & Young, LLP as the independent registered public accounting firm for 2005. Therefore, abstentions effectively count as votes against this proposal.

         The Board recommends a vote "FOR" the ratification of Ernst & Young, LLP as the independent registered public accounting firm for 2005.

                                 CODE OF ETHICS

         The Board of Directors of Southwest has adopted a code of ethics that applies to all directors, officers, and employees of Southwest and its consolidated subsidiaries. This code, which fulfills the requirements of the Listing Standards and the criteria established by applicable SEC regulations, is available through the governance area of Southwest's website at www.oksb.com.

                                  OTHER MATTERS

         The Board is not aware of any business to come before the Annual Meeting other than those matters described above in this Proxy Statement and matters incident to the conduct of the Annual Meeting. However, if any other matters should properly come before the Annual Meeting, it is intended that proxies in the accompanying form will be voted as determined by a majority of the Board of Directors.

                    SHAREHOLDER PROPOSALS AND COMMUNICATIONS

         Any shareholder proposal to take action at the year 2006 Annual Meeting of Shareholders must be received at Southwest's executive office at 608 South Main Street, Stillwater, Oklahoma 74074 no later than November 24, 2005, in order to be eligible for inclusion in Southwest's proxy materials for that meeting, unless the date of the 2006 annual meeting is more than 30 days from April 28, 2006, in which case the deadline is a reasonable time before Southwest begins to print and mail proxy materials. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934. Under Southwest's Certificate of Incorporation, a shareholder proposal or nomination for director may be eligible for consideration at an annual or special meeting if written notice is delivered or mailed to the Secretary not less than thirty days nor more than sixty days before the meeting, provided that, if less than forty days notice of the meeting has been given, such written notice may be delivered or mailed by the close of the tenth day after the date notice of the meeting was mailed. Such notices also must include information required by and comply with procedures established by the Certificate of Incorporation.

         Southwest's shareholders may communicate with the board of directors or any individual director by addressing correspondence to the board or such director in care of the Secretary at Southwest's main office by mail, courier, or facsimile or by e-mail through Southwest's "contact us" button on the Investor Relations area of its website at www.oksb.com.

         The board of directors believes it is important for all directors to attend the annual meeting of shareholders in order to show their support for Southwest and to provide an opportunity for shareholders to express any concerns to them. Southwest has adopted a policy that all directors should attend each annual meeting of shareholders unless they are unable to attend by reason of personal or family illness or pressing matters.

                       2004 ANNUAL REPORT TO SHAREHOLDERS

         Southwest's 2004 Annual Report on Form 10-K and Annual Report to Shareholders, including consolidated financial statements, has been mailed to all shareholders of record as of the close of business on the Record Date. Any shareholder who has not received a copy of such Annual Report may obtain a copy by writing to the Secretary. Such Annual Report is not to be treated as a part of the proxy solicitation material or as having been incorporated herein by reference.

                                              BY ORDER OF THE BOARD OF DIRECTORS

                                              /s/ Kerby E. Crowell

                                              KERBY E. CROWELL
                                              SECRETARY
Stillwater, Oklahoma
March 24, 2005

                           ANNUAL REPORT ON FORM 10-K

         A COPY OF SOUTHWEST'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2004, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION WILL BE FURNISHED WITHOUT CHARGE TO SHAREHOLDERS AS OF THE RECORD DATE UPON WRITTEN REQUEST TO: KERBY E. CROWELL, SOUTHWEST BANCORP, INC., P.O. BOX 1988, STILLWATER, OKLAHOMA 74076.

                         PROXY - SOUTHWEST BANCORP, INC.
                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
                         ANNUAL MEETING OF SHAREHOLDERS
                                 April 28, 2005

The undersigned hereby appoints Thomas D. Berry, David P. Lambert, and Robert L. Hert, with full powers of substitution to act, as attorneys and proxies for the undersigned, to vote all shares of Common Stock of Southwest which the undersigned is entitled to vote at the Annual Meeting of Shareholders (the "Annual Meeting"), to be held in the Auditorium, Room 215, of the Stillwater Public Library, 1107 South Duck Street, Stillwater, Oklahoma on Thursday, April 28, 2005, at 11:00 a.m., Central Time, and at any and all adjournments thereof, as indicated below and in accordance with the determination of a majority of the Board of Directors with respect to other matters which come before the Annual Meeting.

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF THE NOMINEES AND FOR THE RATIFICATION OF THE SELECTION OF THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN ACCORDANCE WITH THE DETERMINATION OF A MAJORITY OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING. THIS PROXY CONFERS DISCRETIONARY AUTHORITY ON THE HOLDERS THEREOF TO VOTE WITH RESPECT TO THE ELECTION OF ANY PERSON AS DIRECTOR WHERE THE NOMINEE IS UNABLE TO SERVE OR FOR GOOD CAUSE WILL NOT SERVE AND MATTERS INCIDENT TO THE CONDUCT OF THE ANNUAL MEETING.

Should the undersigned be present and elect to vote at the Annual Meeting or at any adjournment thereof and after notification to the Secretary of Southwest at the Annual Meeting of the shareholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. The undersigned hereby revokes any and all proxies heretofore given with respect to the shares of Common Stock held of record by the undersigned.

PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.

I. ELECTION OF DIRECTORS
The Board of Directors recommends a vote "FOR" each of the listed nominees.

                                  FOR       WITHHOLD
       J. Berry Harrison          [ ]          [ ]                         |_|
       Erd M. Johnson             [ ]          [ ]
       Betty B. Kerns             [ ]          [ ]
       Russell W. Teubner         [ ]          [ ]

INSTRUCTION: To withhold your vote for any individual nominee, insert that nominee's name on the line provided below.

Unless contrary direction is given, the right is reserved in the sole discretion of the Board of Directors to distribute votes among some or all of the above nominees in a manner other than equally so as to elect as directors the maximum possible number of such nominees.

II. RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors recommends a vote FOR the following Proposal.
                                                         FOR    AGAINST  ABSTAIN
Ratification of the selection of Ernst & Young, LLP      [  ]     [  ]     [  ]
As the independent registered public accounting firm
For 2005.

[ ] Please check here if you plan to attend the Annual Meeting.

AUTHORIZED SIGNATURES - SIGN HERE - THIS SECTION MUST BE COMPLETED FOR YOUR INSTRUCTIONS TO BE EXECUTED.

The undersigned acknowledges receipt from Southwest prior to the execution of this proxy of a Notice of Annual Meeting, Southwest's Proxy Statement for the Annual Meeting and the 2004 Annual Report to Shareholders. Please sign exactly as your name appears on the envelope in which this card was mailed. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.


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